Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AND CHAIRMAN COMPENSATION AGREEMENT

This First Amendment to Employment and Chairman Compensation Agreement ("Amendment") is made as of May 25, 2017 between DESTINATION XL GROUP, INC., a Delaware corporation with an office at 555 Turnpike Street, Canton, Massachusetts, 02021 (the "Company"), and SEYMOUR HOLTZMAN (“Mr. Holtzman”) having an address at 306 Chilean, Palm Beach, FL  33480-4632.

WITNESSETH:

WHEREAS, the Company and Mr. Holtzman are parties to that certain Employment and Chairman Compensation Agreement dated as of August 7, 2014 (the “Original Agreement”); and

WHEREAS, the parties have agreed to adjust the compensation to be paid to Mr. Holtzman in his role as the Executive Chairman of the Company under the Original Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual promises,

representations and covenants herein contained, the parties hereto agree as follows:

1.       Effective as of May 4, 2017, paragraph 4(a) of the Original Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

(a)During the Term, as compensation for the services to be rendered by Mr. Holtzman in his capacity as Chairman of the Board, with the title “Executive Chairman”, the Company agrees to pay to Mr. Holtzman, and Mr. Holtzman agrees to accept, director compensation of Two Hundred Thousand and 00/100 Dollars ($200,000.00), payable in equal monthly installments.

2.Except as otherwise modified hereby, the terms and conditions of the Original Agreement are hereby ratified, approved and confirmed as of the date hereof and shall remain in full force and effect.

3.This Amendment supersedes all prior communications between the parties hereto with respect to the subject matter hereof and shall be binding upon and inure to the benefit of the parties, their respective successors and assigns.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, under seal, as of the date and year first above written.

DESTINATION XL GROUP, INC.

By:	/s/ Willem Mesdag	Date: May 25, 2017
Name: Willem Mesdag
Its: Chairman of the Compensation Committee

	/s/ Seymour Holtzman	Date: May 25, 2017
Seymour Holtzman

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